UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2019 (the “Closing Date”), Veracyte, Inc. (the “Company”) entered into a License and Asset Purchase Agreement (the “LAPA”) with NanoString, Inc. (“NanoString”), pursuant to which the Company (the “Transaction”) (i) obtained an exclusive worldwide license to NanoString’s nCounter FLEX Analysis System (the “FLEX System”) for in vitro diagnostic use and for the development and commercialization of in vitro diagnostic tests, including in vitro diagnostic devices (IVDs) or laboratory developed tests (LDTs), for use on the FLEX System (collectively, the “License”) and (ii) acquired certain assets, including NanoString’s rights with respect to the Prosigna Breast Cancer Prognostic Gene Signature Assay (“Prosigna”), the LymphMark Lymphoma Subtyping Test (“LymphMark”) and the assay software modules that operate together with the FLEX System. In connection with the Transaction, the Company will assume certain liabilities associated with the assets purchased under the LAPA, including ongoing third-party royalty obligations related to Prosigna and LymphMark. As part of the Transaction, the Company will also offer certain employees of NanoString employment. In connection with entering into the LAPA, the Company and NanoString also entered into various service and supply agreements relating to the manufacture and supply of Prosigna, LymphMark, and other in-vitro diagnostic tests that may be developed by or on behalf of the Company for use on the FLEX System and for the manufacture and supply of the FLEX System.

As consideration under the LAPA, the Company will pay NanoString $40,000,000 in cash. NanoString is also entitled to receive 376,732 shares of the Company’s common stock (the “Equity Consideration”), which shares represent a value of approximately $10,000,000 based on the average closing price of the Company’s common stock for the ten consecutive trading days ending on the third trading day prior to the Closing Date. The Company is required under the LAPA to register the Equity Consideration for resale within 90 days of the Closing Date as set forth in the registration rights schedule to the LAPA (the “Registration Rights Schedule”).

Pursuant to the terms of the LAPA, NanoString may not sell the Equity Consideration for the first 90 days following the Closing Date. Thereafter, NanoString may, subject to limited exceptions, not sell Equity Consideration representing more than 10% of the average daily trading volume of the Company’s common stock for the 30-day period preceding any such sale.

Pursuant to the LAPA, NanoString is also eligible to receive three additional payments, based upon the achievement of certain commercialization milestones, totaling $10,000,000 in the aggregate (the “Milestone Payments”). The individual Milestone Payments of $3,500,000, $3,500,000 and $3,000,000 will be due, respectively, upon the Company’s commercial launch of the first, second and third diagnostic test for use on the FLEX System, other than Prosigna or LymphMark, in each case as measured by the processing of the first commercial patient sample.

The foregoing summaries of the LAPA and Registration Rights Schedule are not complete and are qualified in their entirety by reference to the LAPA and Registration Rights Schedule, copies of which are filed as Exhibits 2.1 and 4.1 to this Current Report on Form 8-K and are incorporated herein by reference. The LAPA contains customary representations and warranties, covenants and indemnities. The representations, warranties and covenants contained in the LAPA were made only for the purposes of the LAPA, were made as of specific dates, and were made solely for the benefit of the parties to the LAPA, and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to the Company’s stockholders. For the foregoing reasons, none of the Company’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety into this Item 2.01.

In connection with the Transaction, the Company obtained from the Securities and Exchange Commission, pursuant to its authority under Rule 3-13 under Regulation S-X, a waiver from the requirements of Rule 3-05 and Article 11 of Regulation S-X to provide certain financial statements and pro forma financial information relating to the Transaction. As a result, the Company will only provide an audited statement of assets acquired and liabilities assumed prepared on the basis of the allocation of the Company’s purchase price as of the acquisition date (the “Abbreviated Financial Statements”). The Company will provide the Abbreviated Financial Statements in lieu of the full financial statements and related pro forma information required under Rule 3-05 and Article 11 of Regulation S-X in an amendment to this Current Report on Form 8-K to be filed within 71 days following the date that this Current Report on Form 8-K must be filed (the “Financial Statement Due Date”), pursuant to Item 9.01 of Form

8-K, or, in the alternative, to the extent filed prior to the Financial Statement Due Date, by including such information in a footnote to the Company’s financial statements to be included in its Annual Report on Form 10-K as of and for the year ending December 31, 2019.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 relating to the Equity Consideration is hereby incorporated by reference in its entirety into this Item 3.02. The sale of the Equity Consideration was deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act (or Regulation D promulgated thereunder). In the LAPA, NanoString represented its intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were placed upon the book entry entitlements for the Equity Consideration.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*†	License and Asset Purchase Agreement, dated December 3, 2019, by and among Veracyte, Inc. and NanoString, Inc.
4.1	Registration Rights Schedule, dated December 3, 2019.
*
Certain schedules and exhibits to the License and Asset Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

†	Certain portions of the License and Asset Purchase Agreement have been omitted because they are not material and would likely cause competitive harm to the registrant if disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 3, 2019

VERACYTE, INC.

		By:	/s/ Keith Kennedy
		Name:	Keith Kennedy
		Title:	Chief Operating Officer and Chief Financial Officer